Annual Report to Shareholders


                       RUPAY-BARRINGTON TOTAL RETURN FUND


                               For the Year Ended
                               December 31, 1998

The Rupay-Barrington Total Return Fund
Report from Fritz Bensler, Portfolio Manager
--------------------------------------------------------------------------------
Dear Shareholders:

For the year ended December 31, 1998, the Rupay-Barrington Total Return Fund increased in value by 3.98%. This compares to a gain in the S&P 500 Index of 28.6% and a loss in the Russell 2000 Index of 2.6%.

The divergence in returns between the large capitalization stocks as measured by the S&P 500 Index and the smaller capitalization stocks as measured by the Russell 2000 Index continues a trend that began five years ago. Since 1994 the S&P 500 has out-gained the Russell 2000 every year, though last years difference was by far the widest. Last year was also a year in which the average growth style mutual fund significantly out performed the average value style mutual fund. I expect these trends to continue into 1999.

Many analysts are predicting slow earnings growth for many companies in 1999. This environment is usually one in which investors are willing to pay a premium for companies that can deliver strong and consistent earnings growth. Smaller capitalization stocks and slower growing companies may have difficulty in this environment.

During 1998 the Funds ownership of small capitalization stocks and slower growing value stocks hurt performance. Going into 1999 I have constructed the Funds portfolio to capitalize on an environment that I believe will favor large capitalization stocks of companies with expected strong earnings growth. The Fund's top five holdings at year end were IBM Corp., Fannie Mae, MCI WorldCom, Inc., Cisco Systems, Inc. and Viacom Inc. Class B shares. All of these companies should record strong earnings growth this year.

I look forward to 1999 and thank you for your support of the Rupay-Barrington Total Return Fund.

Sincerely,

Fritz Bensler
Portfolio Manager
February 15, 1999

                        Schedule of Portfolio Investments
                                December 31, 1998


 Number
   of                                                                     Market
 Shares          Security                                                  Value
 ------          --------                                                  -----

                 COMMON STOCK:                  51.52%

                 BROADCASTING & CABLE TV:        1.91%
     300         Cablevision Systems Corp.*                              $15,056
                                                                         -------

                 COMPUTERS:                      8.62%
     300         Compaq Computer Corp.                                    12,581
     300         IBM Corp.                                                55,425
                                                                          ------
                                                                          68,006
                                                                          ------

                 COMPUTER SOFTWARE:              1.69%
     300         BMC Software, Inc.*                                      13,369
                                                                          ------

                 ENTERTAINMENT:                  4.69%
     500         Viacom Inc. Class B*                                     37,000
                                                                          ------


                 FINANCIAL:                     13.77%
     600         The Bank of New York Co., Inc.                           24,150
     700         Fannie Mae                                               51,800
     300         Morgan Stanley Dean Witter & Co.                         21,300
     300         Washington Mutual, Inc.                                  11,456
                                                                          ------
                                                                         108,706
                                                                         -------


                 NETWORKING PRODUCTS:            5.29%
     450         Cisco Systems, Inc.*                                     41,766
                                                                          ------

                 OFFICE SUPPLIES:                1.54%
   1,000         Officemax, Inc.*                                         12,125
                                                                          ------

                 PHARMACEUTICALS:                7.06%
     600         Schering-Plough Corp.                                    33,150
     300         Warner-Lambert Co.                                       22,556
                                                                          ------
                                                                          55,706
                                                                          ------


                 RETAIL:                         1.50%
     300         Ross Stores, Inc.                                        11,813
                                                                          ------


                 TELECOMMUNICATIONS:             5.45%
     600         MCI WorldCom, Inc.*                                      43,050
                                                                          ------

                 TOTAL COMMON STOCK:
                 (Cost: $293,907)                                        406,597
                                                                         -------


Principal
Amount
--------
                 CORPORATE OBLIGATIONS:         25.34%
$100,000         Fixed Income UIT 12/30/01; 9.25%                        100,000

 100,000         Graves Financial Bond 12/31/99; 10.00%                  100,000
                                                                         -------

                 TOTAL CORPORATE OBLIGATIONS:
                 (Cost:$200,000)                                         200,000
                                                                         -------

 75,813          SHORT TERM INVESTMENTS:         9.61%
                 Star Bank Money Market Fund
                 (Cost: $75,813)                                          75,813
                                                                          ------

                 TOTAL INVESTMENTS:
                 (Cost: $569,720)**          86.47%                     $682,410
                 Other assets-net            13.53%                      106,784
                                             -----                       -------
                 NET ASSETS                 100.00%                     $789,194
                                            ======                      ========



**Cost for Federal income tax purpose is $569,720 and net unrealized appreciation consists of:

       Gross unrealized appreciation                                    $121,189
       Gross unrealized depreciation                                     (8,499)
                                                                         ------
       Net unrealized appreciation                                      $112,690
                                                                        ========



*Non-income producing security

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at value (Identified                                        $606,597
 cost of $493,907)(Notes 1 & 3)
Short term investments                                                    75,813
Dividends and interest receivable                                          2,610
Due from manager                                                          41,049
Organizational expense                                                    68,027
                                                                          ------
   TOTAL ASSETS                                                          794,096
                                                                         -------

LIABILITIES
Accrued expenses                                                           4,902
                                                                           -----
   TOTAL LIABILITIES                                                       4,902
                                                                           -----
NET ASSETS                                                              $789,194
                                                                        ========


NET ASSET VALUE OFFERING AND REDEMPTION
PRICE PER SHARE ($789,194/79,757  shares outstanding)                      $9.90
                                                                           =====

At December 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                                                        $681,356
 Accumulated net realized loss on investments                            (4,852)
 Net unrealized gain on investments                                      112,690
                                                                         -------
 Net Assets                                                             $789,194
                                                                        ========

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
 Interest                                  $25,786
 Dividends                                  25,291
                                            ------
 Total income                                                            $51,077
                                                                         -------

Expenses:
 Investment management
   fees (Note 2)                            13,603
 Recordkeeping and administration
   services (Note 2)                        15,283
 Transfer agent fees (Note 2)               17,546
 Legal and audit fees                       10,000
 Custodian and accounting fees (Note 3)     15,893
 Distribution fees                           5,951
 Registration fees                             789
 Amortization of organization expense       38,004
 Miscellaneous                               2,983
                                             -----

Total expenses                                                           120,052
Expenses reimbursed or waived                                           (86,049)
Custody fee credits                                                        (767)
                                                                           ----
Net expenses                                                              33,236
                                                                          ------

Net investment income                                                     17,841
                                                                          ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments                                      (69,862)
  Net change in unrealized
   appreciation on investments                                            70,428
                                                                          ------
  Net gain on investments                                                    566
                                                                             ---
  Net increase in net assets
    resulting from operations                                            $18,407
                                                                         =======



See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                      Years ended December 31,
                                                      ------------------------
                                                   1998                    1997
                                                   ----                    ----
OPERATIONS
 Net investment income                            $17,841                $64,010
 Net realized gain (loss)
   on investments                                 (69,862)               152,327
 Net change in unrealized
   appreciation (depreciation)
   of investments                                  70,428                193,117
                                                   ------                -------
  Net increase
   in net assets resulting
   from operations                                 18,407                409,454

DISTRIBUTION TO
SHAREHOLDERS FROM:
 Net investment income
  ($.16  and $.21 per share, respectivel         (18,802)               (68,866)
 Net realized gain from
  investment transaction
  ($. -  and $.70 per share)                         ---               (147,579)

CAPITAL SHARE TRANSACTIONS
 Net decrease in
  net assets resulting
  from capital share
  transactions**                              (1,412,303)            (2,916,852)
                                              ----------             ----------
  Net decrease
   in net assets                              (1,412,698)            (2,723,843)
  Net assets at
   beginning of year                           2,201,892               4,925,735
                                               ---------               ---------

NET ASSETS at end of year                       $789,194              $2,201,892
                                                ========              ==========

**A summary of capital share transactions follows:


                              Years ended December 31,
                              ------------------------
                           1998                        1997
                           ----                        ----

                     Shares     Value       Shares          Value
                     ------     -----       ------          -----

Shares sold          15,207   $146,510      74,341        $760,185
Shares
 reinvested
 from distribution    1,888     18,318      21,591        212,316
Shares
 redeemed         (164,855) (1,577,131)   (375,106)    (3,889,353)
                  --------  ----------    --------     ----------

Net decrease      (147,760)($1,412,303)   (279,174)    ($2,916,852)
                  ======== ===========    ========     ===========



See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                                      Years ended December 31,     Aug 11, 1995*
                                      ------------------------          thru
                                     1998      1997       1996      Dec 31, 1995
                                     ----      ----       ----      ------------
Per Share Operating
  Performance
Net asset value,
   beginning of period               $9.68    $9.72      $9.67            $10.00
                                     -----    -----      -----            ------

Income from investment
   operations-
   Net investment income              0.15     0.20       0.13              0.04
   Net realized and unrealized
    gain (loss) on investments        0.23     0.67       0.44            (0.33)
                                      ----     ----       ----            -----

    Total from investment
      operations                      0.38     0.87       0.57            (0.29)
                                      ----     ----       ----            -----

Less distributions-
   Distributions from net
    investment income                (0.16)   (0.21)     (0.12)           (0.04)
   Distributions from realized
    gains on investments               ---    (0.70)     (0.40)            ---
                                     -----     -----      -----           -----

    Total distributions              (0.16)   (0.91)     (0.52)           (0.04)
                                     -----    -----      -----            -----

Net asset value, end of period       $9.90    $9.68      $9.72             $9.67
                                     =====    =====      =====             =====

Total Return                          3.98%    8.91%      5.89%          (2.89)%
                                      ====     ====       ====           =======

Ratios/Supplemental Data
Net assets, end of period (000's)     $789   $2,202     $4,926            $1,126
Ratio to average net assets-(A)
  Expenses before reimbursement       7.07%    3.82%      6.29%          5.09%**
  Expenses after reimbursement (B)    1.99%    1.95%      1.95%          1.95%**
  Expenses-net (C)                    1.95%    1.95%      1.95%          1.95%**
  Net investment income               1.05%    1.68%      2.06%          1.72%**
Portfolio turnover rate             126.83%  112.02%      1.14%          0.00%

 * Commencement of operations
** Annualized

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 5.12% for the period ended December 31, 1998, 1.87% in 1997, 4.34% in 1996 and 3.14% in 1995.

(B) Expense ratio after reimbursment has been increased to include additional custodian fees, which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Total Return Fund is a series of Rupay-Barrington Funds, Inc. (formerly Rupay-Barrington Total Return Fund, Inc. (the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D.    Deferred  Organizational  Expenses.   Organizational  expenses  are  being
      amortized on a straight line basis over a period not exceeding 60 months beginning at the Fund's commencement of operations.

E. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.

F. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Financial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets. For the year ended December 31, 1998, a reimbursement of $86,049 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $15,283 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $17,546 for its services for the year ended December 31, 1998.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-PURCHASES AND SALES OF SECURITIES\CUSTODY--For the year ended December 31, 1998, the Fund made purchases and sales of securities other than short-term notes aggregated $1,669,783 and $2,674,948 respectively. The custodian has provided credits in the amount of $767 against custodian and accounting charges based on credits on cash balances.

NOTE 4-DISTRIBUTION PLAN--The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan , Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities.

Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Rupay-Barrington Funds, Inc.
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Rupay-Barrington Total Return Fund, a series of Rupay-Barrington Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 11, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rupay-Barrington Total Return Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period
August 11, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 22, 1999